Adirondack Funds

The Adirondack Small Cap Fund

Ticker: (ADKSX)

August 26, 2024

Supplement to the Prospectus dated August 1, 2024

This Supplement provides changes to certain disclosures to the Fund’s Prospectus and should be read in conjunction with the Prospectus and SAI each dated August 1, 2024.

The following replaces the first paragraph under the heading “Principal Investment Strategies” on page 7 the Prospectus:

The Fund seeks to achieve its objective by investing in a diversified portfolio of undervalued common stocks of small capitalization companies as determined by the Advisor.  Small capitalization companies are defined by the Advisor as issuers that, at the time of initial purchase, have a market capitalization below $7 billion.  Under normal circumstances, at least 80% of the Fund’s total assets will be invested in common stocks of small capitalization companies.   The Fund invests primarily in the common stock of domestic companies, but may occasionally invest up to 15% of its total assets in sponsored ADRs issued by foreign companies.  During periods in which suitable undervalued equity securities are not available, up to 20% of the Fund’s total assets may be invested in money-market securities and/or shares of investment companies with investment objectives and principal investment strategies similar to those of the Fund.

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This Supplement, and the Prospectus and SAI, each dated August 1, 2024, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling the Fund at 1-888-686-2729.